U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

                                      Date of Report (Date of earliest event reported):  November 11, 2004

INFOTEC BUSINESS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

NEVADA	333-90618	98-0358149
(State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation)	File No.	Identification No.)

Suite 150, 1152 Mainland Street,  Vancouver, B.C. Canada

 V6B 4X2

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code  (604) 777-1707

1400, 400 Burrard Street, Vancouver, B.C.  Canada  V6C 3G2

(Former address and former fiscal year end, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ]

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement,

Item 2.01

Completion of Acquisition or Disposition of Assets.

On November 11, 2004, Infotec Business Systems, Inc., a Nevada corporation (the “Registrant”), Galaxy Networks Inc. (“Galaxy”), a British Columbia development- stage application services providing corporation, and the Stockholders of Galaxy (“Galaxy Stockholders”) entered into a Stock Purchase Agreement (the “Agreement”) whereby the Registrant agreed to acquire 100 common shares of Galaxy representing 100% of the issued shares of Galaxy, in exchange for the issuance of 20,000,000 shares of restricted common stock of the Registrant.

The stockholders coming from Galaxy to the Registrant are Carol Shaw, Ed Clunn, Barry Foreman, Jason Shen and Stephen Liu.

Galaxy Networks, headquartered in Richmond, British Columbia, is involved in the development and marketing of third generation video streaming solutions.  Galaxy also offers a wide variety of ASP products and services including, web site hosting; e-mail hosting; web-based e-mail; streaming video services.  Galaxy is currently developing systems and business relationships to enable it to add VOIP services to its product offering.  Galaxy has experience in delivering high quality, cost effective service solutions to such well known organizations as hotSPORTSnetworks Corp., VStreetVenue, Kidzworld.com, Second Avenue Studio and allhollywood.com.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired

                          (i)

Audited financial statements for Galaxy for the years ended April 30, 2004 and 2003.

                         (ii)

Unaudited Financial Statement of Galaxy for the six month period ended October 31, 2004 and 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFOTEC BUSINESS SYSTEMS, INC.

(Registrant)

By: /s/  Carol Shaw

(Carol Shaw,  Principal Executive Officer)

DATED. January 25, 2005

Financial Statements

Report of Independent Registered Public Accounting Firm........................ F1

Balance Sheets ........................................................................................... F2

Statements of Operations ........................................................................... F3

Statements of Stockholders’ Equity (Deficit)............................................... F4

Statements of Cash Flows .......................................................................... F5

Notes to Financial Statements .................................................................... F6-F9

Report of Independent  Registered Public Accounting Firm

To the Board of Directors of Galaxy Networks, Inc.

We have audited the accompanying  balance sheets of Galaxy Networks, Inc. (a development stage company) as of April 30, 2004 and 2003 and the related  statements of operations, stockholders’ equity (deficit) and cash flows for the year ended April 30, 2004, for the period from inception (December 13, 2002) through April 30, 2003 and for the period from inception (December 13, 2002) through April 30, 2004. These  financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these  financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the  financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the  financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the  financial statements referred to above present fairly, in all material respects, the financial position of Galaxy Networks, Inc. as of April 30, 2004 and 2003, and the results of its operations and cash flows for the year ended April 30, 2004, for the period from inception (December 13, 2002) through April 30, 2003 and for the period from inception (December 13, 2002) through April 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed further in Note 2, the Company has been in the development stage since its inception (December 13, 2002) and continues to incur significant losses. The Company’s viability is dependent upon its ability to obtain future financing and the success of its future operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan in regard to these matters is also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Mendoza Berger & Company, LLP

/s/ Mendoza Berger & Company, LLP

January 21, 2005

Irvine, California

       Galaxy Networks Inc.

  (A Development Stage Company)

      Balance Sheets

_____April 30______
2004 2003

Assets

Current Assets
Cash $ 237 $ 844
Accounts receivable - 6,178

Total Current Assets 237 7,022

Property and Equipment, net of accumulated depreciation (Note 5) 13,162 17,052
Total Assets $ 13,399 $24,074

Liabilities and Stockholders’ Equity

Current Liabilities
Accounts payable $ 1,019 $ 853
Accounts payable - related (Note 6) 4,822 4,973

Total Current Liabilities 5,841 5,826

Stockholders’ Equity
Common stock
Class A - voting; no par value; 1,000,000 shares authorized;
100 shares issued and outstanding at April 30, 2004 and
2003, respectively 29,678 29,678
Class B - non-voting; no par value; 1,000,000 shares authorized;
0 shares issued and outstanding at April 30, 2004 and
2003, respectively - -
Class C - non-voting; no par value; 1,000,000 shares authorized;
0 shares issued and outstanding at April 30, 2004 and
2003, respectively - -
Accumulated other comprehensive income 577 742
Deficit accumulated during the development stage (22,697) (12,172)

Total Stockholders’ Equity 7,558 18,248

Total Liabilities and Stockholders’ Equity $13,399 $24,074

      (The accompanying notes are an integral part of these financial statements)

F-0

     Galaxy Networks Inc.

  (A Development Stage Company)

      Statements of Operations

Cumulative
amount
From from inception
inception (December 13,
For the (December 13, 2002) 2002)
year ended through through
April 30, 2004 April 30, 2003 April 30, 2004

Revenues $ 1,984 $ 11,694 $ 13,678

Cost of goods sold (Note 6(b)) - (1,005) (1,005)

Gross Profit 1,984 10,689 12,673

Expenses
Depreciation 4,016 1,490 5,506
Consulting (Note 6(a)) 8,405 19,611 28,016
Office and telephone 88 1,303 1,391
Professional fees - 457 457

Total Expenses 12,509 22,861 35,370

Net loss before taxes $ (10,525) $(12,172) $ (22,697)

Provision for income taxes (note 4) - - -

Net income (loss) $ (10,525) $(12,172) $ (22,697)

Net Income (Loss) Per Share $ (1105.25) $ (121.72)

Weighted Average Shares Outstanding 100 100

      (The accompanying notes are an integral part of these financial statements)

    Galaxy Networks Inc.

        (A Development Stage Company)
   Statements of Stockholders’ Equity (Deficit)

Common Stock Deficit
accumulated Total
during stockholders’
Number of Comprehensive the development equity
shares Amount income stage (deficit)
__________________________________________________________________________________________
Balance at inception - December 13, 2002 - $ - $ - $ - $ -
Stock issued for:
Cash 30 162 - - 162
Equipment (Notes 6 and 7) 40 16,551 - - 16,551

Stock issued for cash:
December 14, 2002 30 12,965 - - 12,965

Net (loss) for the period - - (12,172) (12,172)

Adjustment for
Foreign currency translation adjustment - 742 - 742

Comprehensive (loss) - - - (11,430)
__________________________________________________________________________________________

Balance - April 30, 2003 100 29,678 742 (12,172) 18,248

Net (loss) for the year - - (10,525) (10,525)

Adjustment for
Foreign currency translation adjustment - (165) - (165)

Comprehensive( loss) - - - (10,690)
__________________________________________________________________________________________
Balance - April 30,2004 100 $29,678 577 $ (22,697) $ 7,558
===========================================================================================

           (The accompanying notes are an integral part of these financial statements)

                                                                                     F1

     Galaxy Networks Inc.

     (A Development Stage Company)

       Statements of Cash Flows

________________________________________________________________________________________

Cumulative
amount
From from inception
inception (December 13,
For the (December 13, 2002)
year ended 2002) through through
April 30, 2004 April 30, 2003 April 30 ,2004

Cash Flows From Operating Activities
Net Income (Loss) $ (10,525) $ (12,172) $ (22,697)
Adjustments to reconcile net loss to cash
Depreciation 4,016 1,490 5,506
Changes in assets and liabilities
Increase (decrease) in accounts payable 166 853 1,019
Increase (decrease) in accounts payable - related (151) 4,973 4,822
(Increase) in accounts receivable 6,178 (6,178) -

Net Cash Used in Operating Activities (316) (11,034) (11,350)
Cash Flows to Investing Activities

Purchases of property, plant and equipment (126) (1,991) (2,117)

Net Cash Used in Investing Activities (126) (1991) (2,117)

Cash Flows from Financing Activities
Proceeds from issuance of common stock - 13,127 13,127

Net Cash Provided by Financing Activities - 13,127 13,127

Increase (Decrease) in Cash in the Period (442) 102 (340)

Comprehensive gain (loss) on translation (165) 742 577
Cash - Beginning of Period 844 - -

Cash - End of Period $237 $844 $237
___________________________________________________________________________________
Non-Cash Financing Activities

40 common shares issued for
equipment (Note 6(c)) $ - $16,551 $16,551
____________________________________________________________________________________

(the accompanying notes are an integral part of these financial statements)

                                                                        F5

Galaxy Networks Inc.

(a development stage company)

notes to financial statements

________________________________________________________________________

1.  Development Stage Company

Galaxy Networks Inc. herein (the “Company”) was incorporated in the Province of British Columbia, Canada on December 13, 2002.  The Company is a development stage company engaged in the business of commercializing the encoder technology through the development of strategic alliances with major video producers.

The Company is engaged in the development of third generation Internet Services.  The development is currently focused on Streaming Video.

2.

Going Concern

In a development stage company, management devotes most of its activities to establishing a new business primarily, the development of a detailed business plan, marketing strategy and the raising of funds required to develop and operate the business successfully.  Planned principal activities have not yet produced material revenues and the Company has suffered recurring operating losses as is normal in development stage companies.  These factors raise doubt about the Company’s ability to continue as a going concern.  The ability of the Company to emerge from the development stage with respect to its planned principal business activity is dependent upon its successful efforts to raise additional equity financing, receive funding from affiliates and controlling shareholders, and develop a market for its products.

In order to meet expenses over the next twelve months the Company is actively searching for additional equity financing.  See Note 8 regarding the Company’s acquisition by Infotec Business Systems, Inc.

3.

Summary of Significant Accounting Policies

These financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States.  Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of consolidated financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.

These financial statements have, in management’s opinion, been properly prepared within reasonable limits of materiality, and within the framework of the significant accounting policies summarized below:

(a)

Development Stage Company

The Company is a development stage company as defined in the Statements of Financial Accounting Standards No. 7.  The Company is devoting substantially all of its present efforts to establish a new business and none of its planned principal operations have commenced.  All losses accumulated since inception have been considered as part of the Company’s development stage activities.

(b)

Software Development Costs

Software development costs are charged to expense as incurred unless the development project meets the criteria under United States generally accepted accounting principles for capitalization.  Capitalization of software development costs begins upon the establishment of technological feasibility and ceases when the product is available for general release.  The Company has no capitalized software development costs at October 31, 2004.

(c)

Property, and Equipment

Computer equipment and demonstration equipment are stated at cost and depreciated respectively over five years and three years using the straight-line method.

3.

Summary of Significant Accounting Policies (continued)

(d)

Basic and Diluted Net Income (Loss) per Share

The Company computes net income (loss) per share in accordance with SFAS No. 128, “Earnings per Share” (SFAS 128). SFAS 128 requires presentation of both basic and diluted earnings per shares (EPS) on the face of the income statement.  Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of common shares outstanding (denominator) during the period.  Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options, using the treasury stock method, and convertible preferred stock, using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants.  Diluted EPS excludes all dilutive potential common shares if their effect is antidilutive.  The Company has no stock equivalents which would dilute earnings per share.

(e)

Foreign Currency Transactions/Balances

The operations of the Company are located in British Columbia, Canada and its functional currency is the Canadian dollar.  These financial statements have been translated using the current method whereby the assets and liabilities are translated at the year end exchange rate, capital accounts are at historic exchange rates and revenues and expenses at the average exchange rate for the period.

(f)

Financial Instruments

The Company’s financial instruments consist of cash, accounts receivable, and accounts payable.  The estimated fair value of these financial instruments approximate their carrying values, unless otherwise noted.

(g)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods.  Actual results could differ from those estimates.

(h) Revenue Recognition

The Company recognizes revenue in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 101 (“SAB 101”), “Revenue Recognition in Financial Statements.” Revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectibility is reasonably assured.

(i) Income Taxes

Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

4.  Income taxes

  The components of the deferred tax asset is as follows at April 30:

2004 2003

Deferred tax assets:
Net operating loss carry-forward $8,786 $ 4,382
Temporary timing difference - depreciation 636 158

9,422 4,540
Less: valuation allowance (9,422) (4,540)

Net deferred tax asset $ - $ -

The Company had available approximately $23,554 unused net operating loss carry-forwards at April 30, 2004, that may be applied against future taxable income. These net operating loss carry-forwards expire through 2010

SFAS No. 109 requires a valuation allowance to be recorded when it is  more likely than not that some or all of the deferred tax assets will not be realized. At April 30, 2004, valuation allowances for the  full amount of the net deferred tax asset were established due to the  uncertainties as to the amount of the taxable income that would be  generated in future years.

Reconciliation of the difference between the Canadian statutory tax rate and the  effective income tax rate is as follows at April 30:

2004 2003

Statutory Canadian tax (benefit) rate (37.3)% (37.3)%

Effective tax rate (37.3)% (37.3)%
Valuation allowance 37.3% 37.3%

Net deferred tax asset $ - $ -

5.

Property and Equipment

Property and equipment comprise:

April 30,
2004 2003

Computer equipment and software $ 16,551 $ 16,551

Demonstration equipment 2,117 1,991

18,668 18,542

Less accumulated depreciation 5,506 1,490

$ 13,162 $ 17,052

Galaxy Networks Inc.

(A Development Stage Company)

Notes to the Financial Statements

______________________________________________________________________

6. Related Party Transactions

During the years ended April 30, 2004 and 2003, the Company entered into transactions (recorded at exchange values) with related parties as follows:

(a)

Consulting fees include $5,482 and $18,597 paid or payable to the Secretary of the Company at April 30, 2004 and 2003, respectively.

(b)

Cost of goods sold and demonstration equipment purchases include $126 and $2,996 paid or payable to a company controlled by a stockholder of the Company at April 30, 2004 and 2003, respectively.

(c)

Pursuant to a Directors’ Resolution of December 13, 2002, $16,551 of computer equipment was transferred to the Company by a director in consideration for the issuance of 40 Class A common shares of the Company’s capital stock.

7.

Capital Stock

Series A, B and C common stock all have the same rights and privileges except for voting privileges.

On December 13, 2002, the Company acquired computer server equipment valued at $16,551 from a founder of the Company in exchange for 40 of the Company’s Class A common shares and issued 30 of the Company’s Class A common shares for cash of $162.

On December 14, 2002, the Company issued 30 of the Company’s Class A common shares for cash of $12,965.

8. Subsequent Events

On November 11, 2004, the Company and all its existing stockholders completed a stock purchase agreement with Infotec Business Systems, Inc., (“Infotec”) a Nevada corporation, pursuant to which, Infotec acquired all of the issued and outstanding capital stock of the Company in exchange for the issuance of Infotec’s common shares to the Company’s stockholders.

Galaxy Networks Inc.

(A Development Stage Company)

Balance Sheet

_______________________________________________________________

October 31, April 30,
2004 2004

Assets

Current Assets
Cash $ 200 $ 237
_________________________________________________________________________________
Total Current Assets 200 237

Property and Equipment, net of accumulated depreciation 11,154 13,162
________________________________________________________________________________
Total Assets $ 11,354 $ 13,399
__________________________________________________________________________________
Liabilities and Stockholders’ Equity

Current Liabilities
Accounts payable $ 1,067 $ 1,019
Accounts payable - related 5,052 4,822
_________________________________________________________________________________
Total Current Liabilities 6,119 5,841

Stockholders’ Equity
Common stock
Class A - voting; no par value; 1,000,000 shares authorized;
100 shares issued and outstanding at October 31, 2004 and
April 30 2004, respectively 29,678 29,678
Class B - non-voting; no par value; 1,000,000 shares authorized;
0 shares issued and outstanding at October 31, 2004 and
April 30, 2004, respectively - -
Class C - non-voting; no par value; 1,000,000 shares authorized;
0 shares issued and outstanding at October 31, 2004 and
April 30, 2004, respectively - -
Accumulated other comprehensive income 309 577
Deficit accumulated during the development stage (24,752) (22,697)
__________________________________________________________________________________
Total Stockholder's Equity 5235 7558
__________________________________________________________________________________
Total Liabilities and Stockholder's Equity $11,354 $13,399
==================================================================================

       (The accompanying notes are an integral part of these financial statements)

      Galaxy Networks Inc.

  (A Development Stage Company)

      Statements of Operations

Cumulative
amount from
inception
(December 13,
Six months ended 2002)
October 31, to October 31,
2004 2003 2004

Revenues $ - $ 1,984 $ 13,678

Cost of goods sold - - (1,005)
________________________________________________________________________________
Gross Profit - 1,984 12,673
_______________________________________________________________________________

Expenses
Depreciation 2,008 2,008 7,514
Consulting (Note 4) - 8,405 28,016
Office and telephone 47 44 1,438
Professional fees - - 457
_________________________________________________________________________________
Total Expenses 2,055 10,457 37,425
_________________________________________________________________________________

Net Income (Loss) $(2,055) $(8,473) $ (24,752)
________________________________________________________________________________
Net Income (Loss) Per Share $ (20.55) $ (84.73)
Weighted Average Shares Outstanding 100 100

     (The accompanying notes are an integral part of these financial statements)

Galaxy Networks Inc.

(A Development Stage Company)

Statement of Cash Flows

_______________________________________________________________

Cumulative
amount from
inception
(December 13,
Six months ended 2002)
October 31, to October 31,
2004 2003 2004

Cash Flows From Operating Activities
Net Income (Loss) $ (2,055) $ (8,472) $ (24,752)
Adjustments to reconcile net loss to cash
Depreciation 2,008 2,008 7,514

Changes in working capital items
Increase in current liabilities 278 - 6,119
(Increase) decrease in accounts receivable - 6,178 -
___________________________________________________________________________________
Net Cash Provided by(used in) Operating Activities 231 (286) (11,119)
___________________________________________________________________________________
Cash Flows to Investing Activities

Purchase of property, plant and equipment - (126) (2,117)
__________________________________________________________________________________
Net Cash Used in Investing Activities - (126) (2117)
__________________________________________________________________________________

Cash Flows from Financing Activities

Proceeds from issuance of common stock - - 13,127
__________________________________________________________________________________
Net Cash Provided by Financing Activities - - 13,127
________________________________________________________________________________

Increase (Decrease) in Cash in the Period 231 (412) (109)
Comprehensive gain (loss) on translation (268) (150) 309
Cash - Beginning of Period 237 844 -
Cash - End of Period $ 200 $ 282 $200
===================================================================================

Non-Cash Financing Activities
40 common shares issued for
equipment - - $16,551
================================================================================

(The accompanying notes are an integral part of these financial statements)

Galaxy Networks Inc.

(A Development Stage Company)

Notes to the Financial Statements

_______________________________________________________________

1.  Interim Financial Information

The financial statements of Galaxy Networks Inc. (the Company)  as of October 31, 2004 and for the six months ended October 31, 2004 and 2003 and related footnote information are unaudited. All adjustments (consisting only of normal recurring adjustments) have been made which, in the opinion of management, are necessary for a fair presentation. Results of operations for the six months ended October 31, 2004 and 2003 are not necessarily indicative of the results that may be expected for any future period. The balance sheet at April 30, 2004 was derived from audited financial statements.

Certain information and footnote disclosures, normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America, have been omitted. These financial statements should be read in conjunction with the audited financial statements and notes for the year ended April 30, 2004.

2.

Going Concern

The accompanying financial statements, which have been prepared in conformity with accounting principles generally accepted in the United States of America, contemplates the continuation of the Company as a going concern. However, the Company has been in the development stage since its inception (December 13, 2002), sustained significant losses and has used capital raised through the issuance of stock to fund activities. Continuation of the Company as a going concern is contingent upon establishing and achieving profitable operations. Such operations will require management to secure additional financing for the Company in the form of debt or equity.

Management believes that actions currently being taken to revise the Company’s funding requirements will allow the Company to continue its development stage operations. However, there is no assurance that the necessary funds will be realized by securing debt or through stock  offerings. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty

3.  Summary of Significant Accounting Policies (continued)

These financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States.  Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of consolidated financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.

These financial statements have, in management’s opinion, been properly prepared within reasonable limits of materiality, and within the framework of the significant accounting policies summarized below:

(a)

Development Stage Company

The Company is a development stage company as defined in the Statements of Financial Accounting Standards No. 7.  The Company is devoting substantially all of its present efforts to establish a new business and none of its planned principal operations have commenced.  All losses accumulated since inception have been considered as part of the Company’s development stage activities.

(b)

Software Development Costs

Software development costs are charged to expense as incurred unless the development project meets the criteria under United States generally accepted accounting principles for capitalization.  Capitalization of software development costs begins upon the establishment of technological feasibility and ceases when the product is available for general release.  The Company has no capitalized software development costs at April 30, 2004.

(c)

Property, and Equipment

Computer equipment and demonstration equipment are stated at cost and depreciated respectively over five years and three years using the straight-line method.

(d)

Basic and Diluted Net Income (Loss) per Share

The Company computes net income (loss) per share in accordance with SFAS No. 128, “Earnings per Share” (SFAS 128). SFAS 128 requires presentation of both basic and diluted earnings per shares (EPS) on the face of the income statement.  Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of common shares outstanding (denominator) during the period.  Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options, using the treasury stock method, and convertible preferred stock, using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants.  Diluted EPS excludes all dilutive potential common shares if their effect is antidilutive.  The Company has no stock equivalents which would dilute earnings per share.

(e)

Foreign Currency Transactions/Balances

The operations of the Company are located in British Columbia, Canada and its functional currency is the Canadian dollar.  These financial statements have been translated using the current method whereby the assets and liabilities are translated at the year end exchange rate, capital accounts are at historic exchange rates and revenues and expenses at the average exchange rate for the period.

(f)

Financial Instruments

The Company’s financial instruments consist of cash, accounts receivable, and accounts payable.  The estimated fair value of these financial instruments approximate their carrying values, unless otherwise noted.

(g)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods.  Actual results could differ from those estimates.

(h) Revenue Recognition

The Company recognizes revenue in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 101 (“SAB 101”), “Revenue Recognition in Financial Statements.” Revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectibility is reasonably assured.

(i) Income Taxes

Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

4. Related Party Transactions

The Company paid $0 and $4,405 in consulting fees to the Secretary of the Company during the six month period to October 31, 2004 and 2003 respectively.

5. Subsequent Events

On November 11, 2004, the Company and all its existing stockholders completed a stock purchase agreement with Infotec Business Systems, Inc., (“Infotec”) a Nevada corporation, pursuant to which, Infotec acquired all of the issued and outstanding capital stock of the Company in exchange for the issuance of Infotec’s common shares to the Company’s stockholders.

F4